Amended Form N-CSR to Item 11(a) of Form N-CSR filed with the SEC on December 6, 2007 (accession number 0001162044-07-000677).

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.